Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of the 16th day of August, 2004, by and between Cano Energy Corporation, a Texas Corporation (“Seller”), and Cano Petroleum, Inc., a Texas Corporation (“Buyer”).

Background

A.                                   Seller owns an overriding royalty interest (the “ORRI”) in and to the oil, gas and minerals produced and saved by virtue of the Oil, Gas and Mineral Leases located in Lincoln County, Oklahoma covering 2,178 acres, more or less, and known more particularly as the Davenport unit described in Annex A attached hereto and incorporated herein by reference for all purposes.

B.                                     Seller is hereby selling to Buyer, and Buyer is hereby purchasing from Seller, ten percent (10.0%) of eight-eighths (8/8ths) of the ORRI (the “Purchased ORRI”).

C.                                     Buyer is currently managing Seller’s accounting and records system (the “System”) and is correcting all material defects of the System related to management and control of the System prior to September 1, 2004 (“Material Defects”) before turning over management and control of the System to Seller on or before September 16, 2004.

Terms and Conditions

In consideration of the mutual benefits to be derived and the covenants, conditions and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                                       Transaction.

1.1                                 Purchase and Sale.  Subject to the terms and conditions of this Agreement, Seller hereby sells, transfers and delivers to Buyer, and Buyer hereby purchases the Purchased ORRI.

1.2                                 Consideration.  As consideration for the sale and transfer of the Purchased ORRI by Seller, (1) Buyer is paying Seller in cash the sum of Six Hundred Sixty Seven Thousand and No/100 Dollars ($667,000.00) (the “Purchase Price”) and (2) Buyer is correcting Material Defects of the System.

2.                                       Covenants.

2.1                                 Payment Schedule.  Upon execution of this Agreement, Buyer shall pay Seller in cash the sum of Five Hundred Twenty-Five Thousand and No/100 Dollars ($525,000.00).  Buyer shall pay in cash the balance due Seller of One Hundred Forty-Two Thousand and No/100 Dollars ($142,000.00) on or before October 16, 2004.  The Effective Time (as defined in Annex B) shall be increased by one day for every day after October 16, 2004 that a balance remains due Seller on the Purchase Price.

2.2                                 The System.  Before September 16, 2004, Buyer warrants that the System shall have no Material Defects.  The Effective Time shall be increased by one day for every day the System retains Material Defects after September 15, 2004.  The adjustment of the Effective Time due to Material Defects shall be in addition to adjustments to the Effective Time due to delays in full payment of the Purchase Price.  The System shall be deemed free of Material Defects when Seller’s accounting software, OGAS, reports an accurate balance sheet, historical income statement and historical cash flow statement since inception for an August 31, 2004 report date.

2.3                                 Overriding Royalty Assignment.  As soon as reasonably practical following the receipt of the full Purchase Price by Seller (the “Payment Date”), but no later than ten days from the Payment Date, Seller shall assign the Purchased ORRI to Buyer.  The assignment of the Purchased ORRI shall be in substantially the form attached hereto as Annex “B” and incorporated herein by reference for all purposes.

2.4                                 Transaction Expenses.  Except as expressly otherwise provided herein, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants.  In the case of termination of this Agreement, the obligation of each party to pay its own expenses shall be subject to any rights of such party arising from a breach of this Agreement by another party.

2.5                                 Confidentiality.  Each party hereto will maintain in strictest confidence, and not use to the detriment of any party hereto, any written, oral or other information obtained in confidence from any other party hereto regarding the transactions contemplated by this Agreement; provided, however, this confidentiality restriction shall not be applicable if (i) the information to be divulged is already known to the divulging party as a result of being obtained from others not bound by a duty of confidentiality; (ii) the information becomes publicly available through no fault of the divulging party; (iii) the use of the information is necessary or appropriate in making any filings or obtaining any consent or approval required for the consummation of the transactions contemplated hereby; or (iv) the furnishing or use of the information is required by or necessary or appropriate in connection with legal proceedings.

3.                                       Miscellaneous.

3.1                                 Notices.  Except as otherwise set forth herein, all notices given in connection with this Agreement shall be in writing and shall be delivered either by personal delivery, by telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by express courier or delivery service, addressed to the parties hereto at the following addresses:

Seller:

c/o Peter Partain

309 West Seventh Street

Suite 1600

Fort Worth, Texas 76102

Telecopy No.: 817-698-0760

Buyer:

c/o Jeff Johnson

309 West Seventh Street

Suite 1600

Fort Worth, Texas 76102

Telecopy No.: 817-698-0900

or at such other address and number as either party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

3.2                                 Further Assurances.  The parties hereto agree (i) to furnish upon request to each other such further information; (ii) to execute and deliver to each other such other documents; and (iii) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

3.3                                 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative.  Neither the failure nor any delay on the part of any party in exercising any right, power or privilege under this Agreement or the documents referred to herein shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to herein can be discharged by one party hereto, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party hereto; (ii) no waiver which may be given by a party hereto shall be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party hereto shall be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to herein.

3.4                                 Entire Agreement and Modification.  This Agreement is intended by the parties to this Agreement as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement.  This Agreement may not be modified, rescinded, or terminated orally, and no modification, rescission, termination or attempted waiver of any of the provisions hereof (including this Section) shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

3.5                                 Assignments, Successors and No Third-Party Rights.  Neither this Agreement nor any of the rights and obligations hereunder may be assigned by either party without the express written consent of the other party hereto.  This Agreement shall apply to and be binding in all respects upon, and shall inure to the benefit of, the successors and permitted assigns of the parties hereto.  Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement, or any provision hereof, it being the intention of the parties hereto that this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement, their successors and permitted assigns, and for the benefit of no other person or entity.

3.6                                 Severability.  In the event any court of competent jurisdiction shall hold any provision of this Agreement invalid or unenforceable, such holding shall not invalidate or render unenforceable any other provisions hereof.  Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

3.7                                 Section Headings, Construction.  The headings of articles and sections contained in this Agreement are provided for convenience only.  They form no part of this Agreement and shall not affect its construction or interpretation.  All references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.  All words used herein shall be construed to be of such gender or number as the circumstances require.  Unless otherwise specifically noted, the words “herein,” “hereof,” “hereby,” “hereinabove,” “hereinbelow,” “hereunder,” and words of similar import, refer to this Agreement as a whole and not to any particular section, subsection, paragraph, clause or other subdivision hereof.

3.8                                 Consent or Permission Not to be Unreasonably Withheld.  Except as otherwise expressly stated herein, whenever the consent or permission of a party hereto is required hereunder, such consent or permission shall not be unreasonably withheld or delayed.

3.9                                 Time of Essence.  With regard to all time periods set forth or referred to in this Agreement, time is of the essence.

3.10                           Governing Law.  This Agreement shall be governed by, and construed under, the laws of the State of Texas without regard to conflicts of laws, all rights and remedies being governed by such laws.

3.11                           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute but one and the same agreement.

Signatures

To evidence the binding effect of the covenants and agreements described above, Seller (by its duly authorized general partner) and Buyer (by its duly authorized officer) have each caused this Agreement to be executed as of the date first written above.

Seller:

CANO ENERGY CORPORATION

By:
Peter Partain
President

Buyer:

CANO PETROLEUM, INC.

By:
Jeff Johnson
President

Annex “A”

To

Purchase and Sale Agreement

The Oil, Gas and Mineral Leases

Wells and Interests

Well Name:	Legal Description:	Interest Owned:

Davenport #4	NE/4 NW/4 SE/4 §34-T15N-R5E	WI-100%

Davenport #18	NE/4 SE/4 SE/4 §34-T15N-R5E	WI-100%

Davenport #23	SE/4 SE/4 SW/4 §34-T15N-R5E	WI-100%

Davenport #16	NW/4 SW/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #184	NW/4 SW/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #163	SE/4 SE/4 SW/4 §35-T15N-R5E	WI-100%

Davenport #143	NW/4 NE/4 NW/4 §2-T14N-R5E	WI-100%

Davenport #185	W/2 NW/4 NE/4 §2-T14N-R5E	WI-100%

Davenport #146	SE/4 NW/4 NE/4 §2-T14N-R5E	WI-100%

Davenport #35	SE/4 NW/4 NE/4 §3-T14N-R5E	WI-100%

Davenport #133	NW/4 SW/4 NE/4 §3-T14N-R5E	WI-100%

Davenport #43	NW/4 SE/4 NE/4 §3-T14N-R5E	WI-100%

Davenport #11	SE/4 NW/4 SE/4 §34-T15N-R5E	WI-100%

Davenport #21	NE/4 SE/4 NW/4 §34- T15N-R5E	WI-100%

Davenport #173	SW/4 SE/4 SW/4 §34-T15N-R5E	WI-100%

Davenport #26	SW/4 SE/4 SE/4 §34-T15N-R5E	WI-100%

Davenport #13	SW/4 NE/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #160	NVIT/4NE/4NE/4 §2-T14N-R5E	WI-100%

Davenport #54	SW/4 SW/4NE/4 §2-T14N-R5E	WI-100%

Davenport #112	SW/4 NW/4 SW/4 §2-T14N-R-5E	WI-100%

Davenport #71	SW/4 SW/4 SE/4 §2-T14N-R5E	WI-100%

Davenport #176	SE/4 NE/4 SW/4 §35-T15N-R5E	WI-100%

Davenport #76	NE/4 SE/4 SW/4 §2-T14N-R5E	WI-100%

Davenport #25	SE/4 SW/4 SE/4 §34-T15N-R5E	WI-100%

Davenport #175	NE/4 SE/4 SW/4 §35-T15N-R5E	WI-100%

Davenport #14	SE/4 NW/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #28	SE/4 SW/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #186	S/2 SE/4 SE/4 §35-T15N-R5E	WI-100%

Davenport #31	NW/4 NE/4 NW/4 §3- T14N-R5E	WI-100%

Davenport #42	NW/4 SW/4 NW/4 §2-T14N-R5E	WI-100%

Davenport #55	SE/4 SW/4 NE/4 §2-T14N-R5E	WI-100%

Davenport #66	SE/4 NW/4 SW/4 §2- T14N-R5E	WI-100%

Davenport #59	NW/4 SE/4 SW/4 §2- T14N-R5E	WI-100%

Davenport #125	E/2 SE/4 SW/4 §2- T14N-R5E	WI-100%

Davenport #70	SE/4 NE/4 SW/4 §2-T14N-R5E	WI.-100%

Davenport #72	SE/4 NW/4 SW/4 §2-T14N-R5E	WI-100%

Davenport #77	NW/4 SE/4 SW/4 §2-T14N-R5E	WI-100%

Davenport #75	NW/4 SW/4 SE/4 §2-T14N-R5E	WI-100%

Davenport #166	SW/4 SW/4 SW/4 §35-T15N-R5E	WI-100%

Davenport #156	NE/4 NW/4 NE/4 §2-T14N-R5E	WI-I00%

Davenport #170	SE/4 NE/4 NW/4 §3-T14N-R5E	WI-I00%

Davenport #53	SE/4 SE/4 NW/4 §2-TI4N-R5E	WI-I00%

Davenport #172	SW/4 NE/4 NW/4 §3-TI4N-R5E	WI-I00%

Davenport #60	NE/4 NW/4 SW/4 §2-TI4N-R5E	WI-I00%

Davenport #69	SW/4NE/4 SW/4 §2-TI4N-R5E	WI-100%

Davenport #120	NE/4 SW/4 SW/4 §2-T14N-R5E	WI-100%

Davenport #74	NE/4 SW/4 SE/4 §2-T14N-R5E	WI-100%

Davenport #172	SW/4 NE/4 NW/4 §3-T14N-R5E	WI-I00%

Davenport #58	NW/4 NW/4 SE/4 §2-TI4N-R5E	WI-100%

Davenport #177	SW/4 NE/4 SE/4 §35-T15N-R5E	WI-I00%

Davenport #27	SW/4 SW/4 SE/4 §35-TI5N-R5E	WI-100%

Davenport #142	NE/4 NE/4 NW/4 §2-T14N-R5E	WI-I00%

Davenport #141	SW/4 NE/4 NW/4 §2-T14N-R5E	WI-100%

Davenport #37	NW/4 SE/4 NE/4 §2-T14N-R5E	WI-100%

Davenport #44	NE/4 SW/4 NE/4 §3-T14N-R5E	WI-100%

Davenport #115	SE/4 SE/4NE/4 §3-T14N-R5E	WI-100%

Davenport #51	SE/4 SW/4 NW/4 §2-T14N-R5E	WI-100%

Davenport #119	NE/4 NE/4 SW/4 §2- T14N-R5E	WI-100%

Davenport #84	SW/4 SE/4 SW/4 §2-T14N-R5E	WI-100%

Davenport #30	NE/4 NE/4 NW/4 §3-T14N-R5E	WI-100%

Annex “B”

To

Purchase and Sale Agreement

Assignment of Overriding Royalty Interest

ASSIGNMENT OF OVERRIDING ROYALTY

THIS ASSIGNMENT OF OVERRIDING ROYALTY (this “Assignment”), effective as of October 1, 2004, at 12:00 a.m., Central Daylight Time (the “Effective Time”), is from Cano Energy Corporation, a Texas Corporation (“Assignor”), to Cano Petroleum, Inc., a Texas Corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, a ten percent (10.0%) overriding royalty interest with respect to the oil, gas and other minerals produced and saved by virtue of the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), free and clear of all costs and expenses except applicable taxes.

TO HAVE AND TO HOLD the overriding royalty interest herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.  This Assignment is also made without warranty or recourse whatsoever, but with full transfer, substitution and subrogation, but with all the rights and actions of warranty that Assignor may have.

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its duly authorized officer this      day of October 2004, but effective as of the Effective Time.

CANO ENERGY CORPORATION

By:
Peter Partain
President

STATE OF OKLAHOMA	§
§
COUNTY OF LINCOLN	§

This instrument was acknowledged before me on this                  day of October 2004, by Peter Partain, President of Cano Energy Corporation, a Texas corporation, on behalf of said company.

[NOTARY SEAL]

Notary Public in and for the State of Texas

My commission expires: